Exhibit 10.134

This Instrument Prepared By:
Record and Return to:
Rafael G. Moreno, Esquire
ADORNO & YOSS, LLP
2525 Ponce de Leon Blvd., Suite 400
Coral Gables, Florida 33134

FOURTH MORTGAGE MODIFICATION AGREEMENT
AND FUTURE ADVANCE CERTIFICATE

THIS FOURTH MORTGAGE MODIFICATION AGREEMENT AND FUTURE ADVANCE CERTIFICATE (this “Agreement”) is made as of January 31, 2007, by between REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company, having offices at 550 Biltmore Way, Suite 700, Coral Gables, Florida 33134 ("Mortgagor" or “Borrower”) and STANFORD INTERNATIONAL BANK, LTD., a company organized and existing under the laws of Antigua, having an office at No. 11, Pavilion Drive, St. Johns, Antigua, West Indies ("Mortgagee" or “Lender”).

WITNESSETH:

A.    On July 8, 2005 Mortgagor executed and delivered in favor of Mortgagee: (i) a Mortgage and Security Agreement (the "Mortgage"), encumbering certain property situate in Osceola County, Florida (the "Property"), legally described in Exhibit “A” attached hereto and made a part hereof, which was recorded in Official Records Book 2855, at Page 1243 of the Public Records of Osceola County, Florida; (ii) a Assignment of Leases, Rents and Profits, recorded in Official Records Book 2855, Page 1280, of the Public Records of Osceola County, Florida (the “Assignment”); and (iii) an UCC-1 Financing Statement recorded in Official Records Book 2855, Page 1291, of the Public Records of Osceola County, Florida (the “Financing Statement”) for the purpose of securing a loan (the “Loan”) in the original principal amount of Seven Million One Hundred Fifty Thousand and No/100 Dollars ($7,150,000.00) evidenced by that certain Promissory Note dated July 8, 2005 executed by Mortgagor in favor of the Mortgagee (the "Original Note").

B.     As additional security for the Original Note, Malcolm H. Wright and American Leisure Holdings, Inc., a Nevada corporation (collectively, the “Guarantor”) made, executed and delivered to the Mortgagee that certain Irrevocable and Unconditional Guaranty of Payment (the “Guaranty”) dated July 8, 2005, in favor of the Mortgagee, wherein the Guarantor guaranteed the repayment of all sums Original Note and Mortgage.

C.     On January 5, 2006 Borrower and Guarantor requested that the Mortgagee make an Eight Hundred Fifty Thousand and No/100 Dollar ($850,000.00) future advance loan (the “First Future Advance Loan”) to the Borrower, which First Future Advance Loan is (a) evidenced by a Renewed, Amended and Increased Promissory Note (the “First Future Advance Note”) dated as of January 5, 2006, executed by the Borrower and made payable to the order of Lender, in the face amount of Eight Million and No/100 Dollars ($8,000,000.00), which First Future Advance Note represents a consolidation, amendment, restatement and renewal of the Original Note, and (b) secured by: (i) the Mortgage and the Assignment as amended by that certain Mortgage Modification Agreement and Future Advance Certificate made  as of January 5, 2006 and recorded on January 18, 2006 in Official Records Book 3034, at Page 2915 of the Public Records of Osceola County, Florida (the “First Mortgage Modification Agreement”); (ii) an UCC-1 Financing Statement recorded in Official Records Book 3034, Page at 2921, of the Public Records of Osceola County, Florida (the “Second Financing Statement”); and (iii) an UCC-3 Financing Statement Amendment recorded in Official Records Book 3034, at Page 2926, of the Public Records of Osceola County, Florida (the “Financing Statement Amendment”).

D.     On November 22, 2006 Borrower and Guarantor requested that the Mortgagee make a Four Million Three Hundred Thousand and No/100 Dollar ($4,300,000.00) future advance loan (the “Second Future Advance Loan”) to the Borrower, which Second Future Advance Loan is (a) evidenced by a Second Renewed, Amended and Increased Promissory Note (the “Second Future Advance Note”) dated as of November 22, 2006, executed by the Borrower and made payable to the order of Lender, in the face amount of Twelve Million Three Hundred Thousand and No/100 Dollars ($12,300,000.00), which Second Future Advance Note represents a consolidation, amendment, restatement and renewal of the Original Note as renewed, amended and increased by the First Future Advance Note, and (b) secured by: (i) the Mortgage and the Assignment as amended by the First Mortgage Modification Agreement, and that certain Second Mortgage Modification Agreement and Future Advance Certificate made as of November 22, 2006 and recorded on December 1, 2006 in Official Records Book 3345, at Page 2054 of the Public Records of Osceola County, Florida (the “Second Mortgage Modification Agreement”); (ii) an UCC-1 Financing Statement recorded in Official Records Book 3034, Page at 2921, of the Public Records of Osceola County, Florida (the “Second Financing Statement”); and (iii) an UCC-3 Financing Statement Amendment recorded in Official Records Book 3034, at Page 2926, of the Public Records of Osceola County, Florida (the “Financing Statement Amendment”).

E.     On December 22, 2006 Borrower and Guarantor requested that the Mortgagee make an additional future advance loan to the Borrower in the amount of a One Million One Hundred Twenty Thousand and No/100 Dollar ($1,120,000.00) maturing on January 31, 2007 (the “Third Future Advance Loan”), which Future Advance Loan is (a) evidenced by a Third Renewed, Amended and Increased Promissory Note (the “Third Future Advance Note”) dated as of December 22, 2006, executed by the Borrower and made payable to the order of Lender, in the face amount of Thirteen Million Four Hundred Thirty Thousand and No/100 Dollars ($13,430,000.00), which Third Future Advance Note represents a consolidation, amendment, restatement and renewal of the Second Future Advance Note and (b) secured by: (i) the Mortgage and the Assignment as amended by the First Mortgage Modification Agreement, the Second Mortgage Modification and Future Advance and that certain Third Mortgage Modification Agreement and Future Advance Certificate made as of December 22, 2006 and recorded in the Public Records of Osceola County, Florida (the “Third Mortgage Modification Agreement”).

F.     On December 31, 2006 Borrower and Mortgagee entered into that certain Amendment No. 1 to $13,420,000 Renewed, Amended and Increased Promissory Note and extended the Initial Indebtedness Maturity Date, as such term is defined in the Second Future Advance Note (the “Note Amendment”).

G.     Borrower and Guarantor have further requested that the Mortgagee make an additional future advance loan to the Borrower in the amount of a One Million Eight Hundred Eighty Thousand and No/100 Dollar ($1,880,000.00) (the “Fourth Future Advance Loan”), which Fourth Future Advance Loan is (a) evidenced by a Fourth Renewed, Amended and Increased Promissory Note (the “Fourth Future Advance Note”) dated as of even date herewith, executed by the Borrower and made payable to the order of Lender, in the face amount of Fifteen Million Three Hundred Thousand and No/100 Dollars ($15,300,000.00), which Fourth Future Advance Note represents a consolidation, amendment, restatement and renewal of the Third Future Advance Note, as amended by the Note Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and to induce Mortgagee to agree to the modifications, it is agreed by and between Mortgagor and Mortgagee as follows:

1.  The foregoing recitals are true and correct and hereby incorporated into this Agreement and made a material part hereof by this express reference. The Fourth Future Advance Loan constitutes a future advance under Section 11.18 of the Mortgage, as amended (the “Amended Mortgage”).

2.  Sections 11.18 and 11.19 of the Amended Mortgage are hereby modified to provide that the total amount of indebtedness secured by the Amended Mortgage may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount equal to twice the original principal sum evidenced by the Fourth Future Advance Note plus interest thereon and any disbursements made under the Amended Mortgage or any of the Loan Documents for the payment of Impositions, levies, insurance, or otherwise, with interest on such disbursements.

3. Mortgagor hereby represents, warrants and covenants to and with Mortgagee that no default or event of default exists under the Original Note, the First Future Advance Note, the Second Future Advance Note, the Third Future Advance Note, the Amended Mortgage, the Assignment, or any of the other Loan Documents, as defined herein below, and that Mortgagor has no claims, offsets or defenses to its obligations there under. Mortgagor further represents that it is the owner of the Property.

4.  Mortgagor acknowledges and confirms that (i) the Amended Mortgage constitutes a valid and binding lien on the Property and (ii) the Assignment and Financing Statements constitute valid and binding security interests in the property described therein.

5.  The lien of the Amended Mortgage and Assignment secures payment of the indebtedness (the "Indebtedness") of the Fourth Future Advance Note and the performance of all obligations under all documents, and all modifications, extensions, substitutions, and replacements thereof, executed in connection with the loans evidenced and/or securing the Original Note, the First Future Advance Note, the Second Future Advance Note, the Third Future Advance Note, and the Fourth Future Advance Note (the "Loan Documents").

6.  Mortgagor hereby reaffirms, re-acknowledges and ratifies each and every of the terms, covenants and conditions of the Loan Documents, and agrees to remain bound thereby and does hereby assume and agree to pay the Indebtedness and all interest and other charges contained in the Loan Documents.

7.  It is the intention of the parties hereto that nothing herein shall constitute a novation of the indebtedness secured by the Mortgage and such indebtedness shall remain in full force and effect. In addition, the terms of this Agreement shall not operate to release, alter, impair, diminish, affect or subordinate the lien, or the priority of the lien, of the Mortgage, the Assignment, or any other document securing or evidencing Mortgagor's obligation and indebtedness to Mortgagee.

8. To the extent of any inconsistency or conflict of any provisions contained in the Amended Mortgage, this Agreement, or other Loan Document, the provisions or any portion thereof, which in the sole judgment of the Mortgagor provide for the greatest protection or otherwise operate in the Mortgagor’s best interest shall govern.

9.  Mortgagor acknowledges that as of the date of this Agreement, the Mortgagor has no defenses, counterclaims or claims to rights of offset with regard to its obligations under the Loan Documents with respect to the validity and enforceability of any collateral or security interests held by the Mortgagee evidenced or secured by the Loan Documents.

10. This Agreement shall be binding upon and inure to the benefit of the Mortgagor, Mortgagee and their respective heirs, personal representatives, successors and assigns, and the terms and provisions hereof as well as the representations and warranties contained herein shall survive the execution and delivery hereof.

11. MORTGAGEE AND MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THIS AGREEMENT WITH MORTGAGOR.

IN WITNESS WHEREOF, Mortgagor has caused its name to be hereunto affixed the day and year first above written.

Signed, sealed and delivered in the presence of: /s/ Jason Williams Print Name: Jason Williams /s/ Michael Crosbie Print Name: Michael Crosbie	MORTGAGOR: REEDY CREEK ACQUISITION, LLC a Florida limited liability company By: /s/ Malcolm J. Wright Malcolm J. Wright, its Manager (CORPORATE SEAL)

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 2nd day of February, 2007, by Malcolm J. Wright, as Manager of Reedy Creek Acquisition Company, LLC, a Florida limited liability company, on behalf of the company, and who is personally known to me or has produced _______________________________________ as identification.

                                                                                                                                                                                                                        /s/ JK Hudson
Notary Public, State of Florida
                                                                                                                JK Hudson
Printed Name of Notary Public:

Commission#  DD459074

EXHIBIT “A”

LEGAL DESCRIPTION

PARCEL ONE:

LOTS 3 AND 4, IN THE SOUTHWEST 1/4 OF SECTION 2, TOWNSHIP 25 SOUTH, RANGE 27 EAST, OSCEOLA COUNTY, FLORIDA; LESS THAT PART OF SAID LOT 3 LYING SOUTH OF A LINE 1819.04 FEET NORTH OF AND PARALLEL WITH THE SOUTH BOUNDARY OF SAID SOUTHWEST 1/4, ALL IN THE MAP OF FLORIDA FRUIT & TRUCK LAND CO. SUBDIVISION, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK "B" PAGE 68, OF THE PUBLIC RECORDS OF OSCEOLA COUNTY, FLORIDA.

PARCEL TWO:

THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 2, TOWNSHIP 25 SOUTH, RANGE 27 EAST, LESS AND EXCEPT THE SOUTH 1336.22 FEET THEREOF, AND LESS THE NORTH 435.6 FEET OF THE WEST 100 FEET THEREOF, ALL LYING AND BEING IN OSCEOLA COUNTY, FLORIDA.

TOGETHER WITH THE FOLLOWING EASEMENTS FOR INGRESS AND EGRESS:

Parcel A:

That portion of the following described land, lying North of State Road No. 530; from the Southwest corner of the West 1/2 of the East 1/2 of the Southwest 1/4 of Section 2, Township 25 South, Range 27 East, Osceola County, Florida, run North 89°43'13" East, along the South line of said Section 2, 305.00 feet to the Point of Beginning; run thence North 00°01'20" East, parallel to the West line of said West 1/2 of the East 1/2 of the Southwest 1/4, 850.00 feet; run thence North 89°43'13" East, 50.00 feet; run thence South 00°01'20" West 850.00 feet to the South line of said Section 2; run thence South 89°43'13" West, 50.00 feet to the Point of Beginning.

Parcel B:

A strip of land 25.0 feet in width each side of the following described line: From the Southwest corner of the West 1/2 of the East 1/2 of the Southwest 1/4 of Section 2, Township 25 South, Range 27 East, Osceola County, Florida, run North 89°43'13" East, along the South line of Section 2, 330.0 feet; run thence North 00°01'20" East, parallel to the West line of said West 1/2 of the East 1/2 of the Southwest 1/4, 850.0 feet to the Point of Beginning; continue North 00°01'20" East, 114.39 feet to the Point of a Curve of a 75.00 foot radius curve to the left, having a central angle of 68°01'20"; run thence along said curve, 89.04 feet to the Point of Tangent; run thence North 68°00'00" West, 198.67 feet to the Point of a Curve of a 110.0 foot radius curve to the right, having a central angle of 68°01'20"; run thence along said curve, 130.59 feet to the Point of Tangent; run thence North 00°01'20" East, 124.34 feet to the end of said line.

TOGETHER WITH all rights to Signage Easement reserved in that certain Deed recorded at Official Records Book 550, Page 777, of the public records of Osceola County, Florida.

PARCEL THREE:

Begin at the Southeast corner of the Northwest 1/4 of Section 2, Township 25 South, Range 27 East, Osceola County, Florida, and run N 00°26'22" E, along the East Boundary of said Northwest 1/4, 500.02 feet; thence run S 89°51'41" W, 819.46 feet; thence S 00°01'20" W, 450.00 feet; thence N 89°51'41" E, along a line 50.00 feet North of and parallel with the South Boundary of said Northwest 1/4 of said Section 2, 296.13 feet to a point of a Curvature of a non-tangent curve concave Easterly, having a radius of 840.00 feet; thence Southeasterly along said curve to a point on the South line of said Northwest 1/4 of said Section 2, lying S 89°51'41" W, 512.10 feet from said Point of Beginning; run thence N 89°51'41" E, 512.10 feet to the Point of Beginning.